UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2022 (January 6, 2022)

KKR Real Estate Finance Trust Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38082	47-2009094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500, New York, New York 10001
(Address of Principal Executive Offices) (Zip Code)

(212) 750-8300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 6, 2022, KKR Real Estate Finance Trust Inc. (the “Company”) and KKR Real Estate Finance Manager LLC (the “Manager”) entered into an underwriting agreement with Raymond James & Associates, Inc. (“RJ”), as representative of the underwriters, to issue and sell up to 5,060,000 shares of the Company’s 6.50% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) at a public offering price of $25.13 (inclusive of accrued dividends from and including December 15, 2021 to, but excluding, January 13, 2022). On January 11, 2022, the Company and the Manager entered into a separate underwriting agreement with RJ, as representative of the underwriters, to issue and sell 1,200,000 additional shares of Series A Preferred Stock at the same public offering price as above (such transactions, collectively, the “Offering”). The Offering is expected to close on January 13, 2022, subject to customary closing conditions.  The Offering is a re-opening of the Company’s previous issuance of Series A Preferred Stock. The additional shares of Series A Preferred Stock sold in the Offering will form a single series, and be fully fungible, with the other outstanding shares of Series A Preferred Stock. Each underwriting agreement contains certain customary representations, warranties and agreements by the Company and the Manager, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to a registration statement on Form S-3 (Registration No. 333-261854) and a related prospectus, dated December 22, 2021, including the related prospectus supplements dated January 6, 2022 and January 11, 2022 and filed with the Securities and Exchange Commission. The underwriting agreements are attached hereto as Exhibit 1.1 and 1.2 and are incorporated herein by reference.  The foregoing description of the terms of the underwriting agreements is qualified in its entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of January 6, 2022, among the Company, the Manager and Raymond James & Associates, Inc.
1.2	Underwriting Agreement, dated as of January 11, 2022, among the Company, the Manager and Raymond James & Associates, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Vincent Napolitano
		Name:	Vincent Napolitano
		Title:	General Counsel and Secretary

Date: January 12, 2022